UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 24, 2004

                    Central Hudson Gas & Electric Corporation
             (Exact name of registrant as specified in its charter)


NEW YORK                           1-3268                            14-0555980
----------------------       -----------------------            ---------------
State or other              (Commission File Number)          (IRS Employer
jurisdiction of                                                Identification
incorporation)                                                 Number)

284 South Avenue, Poughkeepsie, New York                       12601-4879
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (845) 452-2000

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02(c)      Appointment of Principal Officers

1. Appointment of Officer. Registrant on November 24, 2004, issued a press release announcing the appointment of Joseph J. DeVirgilio, Jr. to the position of Executive Vice President of Corporate Services and Administration, effective January 1, 2005. DeVirgilio will hold the same duties and title within wholly owned subsidiary,Central Hudson Gas & Electric Corporation.

A copy of the press release is being filed with this report as Exhibit 99.

                                  SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CH ENERGY GROUP, INC.
                                                 (Registrant)



                                             By: /s/ Donna S. Doyle
                                             ----------------------------------
                                             DONNA S. DOYLE
                                             Vice President - Accounting and
                                             Controller

Dated:  November 24, 2004




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                                  Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation                     Exhibit Description

     99       Press Release of CH Energy Group, Inc., issued November 24, 2004.*



 *filed herewith